UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2006

GS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Louisiana 000-2226972-1341014
(State or other jurisdiction (Commission File Number)(IRS Employer of incorporation)Identification No.)

3798 Veterans Boulevard, Metairie, Louisiana70002
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code (504) 457-6220

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a meeting held by the board of directors of GS Financial Corp. (the "Company") on December 19, 2006, the board approved the recommendations of the Compensation Committee with respect to changes in compensation for Stephen E. Wessel, President and Chief Executive Officer of the Company and its subsidiary, Guaranty Savings Bank (the "Association").

The new compensation package, which became effective on January 1, 2007, includes an annual salary of $175,000, an aggregate allowance of $20,000 for automobile expense and application fees for membership in a local country club and eligibility to receive a bonus pursuant to a 2007 Executive Incentive Plan to be considered by the board at a future time.

In addition, the Board approved the extension of the letter agreement, dated as of December 8, 2005, by and between the Association and Mr. Wessel for an additional year through December 31, 2008 (the "Letter Agreement"). The terms of the Letter Agreement are incorporated herein by reference to Exhibit 10.1 hereto.

Item 7.01 Regulation FD Disclosure

At a meeting held on January 16, 2007, the Company's Board of Directors approved a quarterly cash dividend of $.10 per share. By press release dated January 17, 2007, the Company announced the declaration of the quarterly cash dividend.

For additional information, reference is made to the Company's press release dated January 17, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) The following exhibits are filed herewith.

Exhibit No.	Description
10.1	The Letter Agreement, dated as of December 8, 2005, by and between the Association and Stephen E. Wessel (1)
99.1	The registrant’s press release, dated January 17, 2007
____________
(1)	Incorporated herein by reference to the Company's Current Report on Form 8-K dated December 8, 2005 and filed with the SEC on December 14, 2005 (File No. 000-22269).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS FINANCIAL CORP.

Date: January 18, 2007   By:
Stephen E. Wessel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	The Letter Agreement, dated as of December 8, 2005, by and between the Association and Stephen E. Wessel (1)
99.1	The registrant’s press release, dated January 17, 2007
____________
(1)	Incorporated herein by reference to the Company's Current Report on Form 8-K dated December 8, 2005 and filed with the SEC on December 14, 2005 (File No. 000-22269).